UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2015, Lantheus Medical Imaging, Inc. (“LMI”), operating subsidiary of Lantheus Holdings, Inc. (the “Company”), entered into a binding commercial supply arrangement pursuant to which LMI will supply Cardinal Health with TechneLite generators, Xenon, Neurolite and other products, beginning in 2015 through 2017. The supply arrangement specifies pricing levels and requires Cardinal Health to purchase minimum volumes of certain products from LMI during certain periods. The supply arrangement will expire on December 31, 2017 and may be terminated upon the occurrence of specified events, including a material breach by the other party and certain force majeure events.

Item 7.01 Regulation FD Disclosure.

Pursuant to the new supply arrangement, LMI unit volumes to Cardinal Health will increase for most products from 2015 levels. Prices for most products will no longer be at higher list pricing offered thus far in 2015, with product mix and pricing for all products being more predictable through 2017. In comparison to 2015, the Company currently anticipates that both revenue and gross profit of the Company’s nuclear medicine business will be lower in 2016. Thereafter, with increased volumes, management anticipates that 2017 revenue and gross profit for that business will improve in comparison with 2016 levels.

The information contained in this Item 7.01 of Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in that filing.

This Form 8-K contains “forward-looking statements” as defined under U.S. federal securities laws, including statements about the Company’s 2016 outlook. These statements reflect management’s current knowledge, assumptions, beliefs, estimates and expectations and express management’s current view of future performance, results and trends. Forward-looking statements may be identified by their use of terms such as anticipate and other similar terms. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements are discussed in our filings with the Securities and Exchange Commission (including those described in the Risk Factors section of our prospectus dated June 24, 2015 and filed with the SEC on June 26, 2015, and as may be further set forth or supplemented in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name: Title:	Michael P. Duffy General Counsel and Senior Vice President, Strategy and Business Development

Date: November 23, 2015